VESSELS UNDER CAPITAL LEASE, NET	12 Months Ended
Dec. 31, 2018
Leases, Capital [Abstract]
VESSELS UNDER CAPITAL LEASE, NET

17.	VESSELS UNDER CAPITAL LEASE, NET

Movements in the three years ended December 31, 2018 may be summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Net Carrying Value
Balance at December 31, 2015	706,219	(11,993)	694,226
Impairment loss	(63,958)	20,478
Lease termination	(34,812)	8,173
Depreciation	—	(87,674)
Balance at December 31, 2016	607,449	(71,016)	536,433
Impairment loss	(187,379)	4,727
Lease termination	(61,075)	23,192
Depreciation	—	(64,200)
Balance at December 31, 2017	358,995	(107,297)	251,698
Lease termination	(218,494)	83,601
Depreciation	—	(26,129)
Balance at December 31, 2018	140,501	(49,825)	90,676

The outstanding obligations under capital leases as of December 31, 2018 are payable as follows:

(in thousands of $)
2019	18,795
2020	17,606
2021	17,557
2022	16,419
2023	17,557
Thereafter	42,387
Minimum lease payments	130,321
Less: imputed interest	(30,537)
Present value of obligations under capital leases	99,784

In May 2015, the Company and Ship Finance agreed to amendments to the leases on 12 VLCCs and five Suezmaxes, the related management agreements and further amendments to the charter ancillary agreements for the remainder of the charter periods. As a result of the amendments to the charter ancillary agreements, which took effect on July 1, 2015, the daily hire payable to Ship Finance was reduced to $20,000 per day and $15,000 per day for VLCCs and Suezmaxes, respectively. The fee due from Ship Finance for operating costs was increased from $6,500 per day per vessel to $9,000 per day per vessel. In return, the Company issued 11.0 million new shares (as adjusted for the 1-for-5 reverse share split in February 2016) to Ship Finance and the profit share above the new daily hire rates was increased from 25% to 50%. The Company was released from its guarantee obligation and in exchange Frontline Shipping Limited, a wholly owned subsidiary of the Company and the chartering counterparty with Ship Finance, has agreed to certain dividend restrictions. In order to make or pay any dividend or other distribution to the Company, Frontline Shipping Limited shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement. As at December 31, 2018, the cash held by Frontline Shipping Limited of $3.5 million (2017: $8.9 million) may solely be used for vessel operations, payment of hire to Ship Finance or other amounts incurred under the charters and Charter Ancillary Agreement and any other amounts incurred in the ordinary course of business.

As the Merger has been accounted for as a reverse business acquisition in which Frontline 2012 is treated as the accounting acquirer, all of the Company's assets and liabilities were recorded at fair value on November 30, 2015 such that estimated profit share over the remaining terms of the leases has been recorded in the balance sheet obligations. Consequently, the Company will only record profit share expense following the Merger when the actual expense is different to that estimated at the date of the Merger. As of December 31, 2018, the Company has recorded total obligations under these capital leases of $99.8 million of which $67.3 million is in respect of the minimum contractual payments and $32.5 million is in respect of contingent rental expense. Profit share arising in the year ended December 31, 2018 was $1.5 million, which was $19.7 million less than the amount accrued in the lease obligations payable when the leases were recorded at fair value at the time of the merger with Frontline 2012. Profit share arising in the year ended December 31, 2017 was $5.6 million, which was $26.1 million less than the amount accrued in the lease obligations payable when the leases were recorded at fair value at the time of the merger with Frontline 2012. Profit share arising in the year ended December 31, 2016 was $50.9 million, which was $18.6 million less than the amount accrued in the lease obligations payable when the leases were recorded at fair value at the time of the merger with Frontline 2012.

The following table sets forth certain details of vessel lease terminations in the years ended December 31, 2018, December 31, 2017 and December 31, 2016:

(in thousands of $)
Vessel	Year	Termination agreed	Termination date	Termination (payment)/ receipt	Gain/ (loss) on termination

Front Circassia	2018	February 2018	February 2018	(8,891)	(5,811)
Front Page	2018	June 2018	July 2018	(3,375)	2,638
Front Stratus	2018	June 2018	August 2018	(3,375)	2,144
Front Serenade	2018	June 2018	September 2018	(3,375)	2,426
Front Ariake	2018	October 2018	October 2018	(3,375)	3,523
Front Falcon	2018	November 2018	December 2018	—	5,404
Vessels terminated in 2018				(22,391)	10,324

Front Ardenne	2017	July 2017	August 2017	(4,853)	(5,824)
Front Scilla	2017	May 2017	June 2017	(6,465)	(7,341)
Front Brabant	2017	May 2017	May 2017	(3,578)	(5,021)
Front Century	2017	November 2016	March 2017	(4,110)	20,565
Vessels terminated in 2017				(19,006)	2,379

Front Vanguard	2016	May 2016	July 2016	(293)	89
Vessels terminated in 2016				(293)	89

In September, 2016, the Company recorded an impairment loss of $8.9 million in respect of three vessels leased in from Ship Finance - the 1997-built Front Ardenne, the 1998-built Front Brabant and the 1998-built Front Century - based on a 25% probability assumption of terminating the vessel's lease before the next dry dock. This impairment loss included $5.6 million in respect of Front Century.

In November 2016, the Company agreed with Ship Finance to terminate the long term charter for the 1998-built VLCC Front Century. The Company recorded an impairment loss of $27.3 million in the year ended December 31, 2016, based on a 100% probability assumption of terminating the vessel's lease before the next dry dock.

In March 2017 the Company recorded an impairment loss of $21.2 million with respect to four vessels leased in from Ship Finance - the 1997-built Front Ardenne, the 1998 built Front Brabant, the 2000-built Front Scilla and the 1999-built Front Circassia - based on a 25% probability assumption of terminating the vessel's lease before the next dry dock.

In December 2017, the Company has recognized an impairment loss of $142.9 million on the remaining nine VLCCs chartered in from Ship Finance. The leasehold interest in these capital leased assets was recorded at fair value at the time of the Merger based on the discounted value of the expected cash flows from the vessels. Based on the deterioration in forecast rates since the Merger, and the reduced remaining useful economic life of the vessels as they approach the end of their leases, the Company has recognized an impairment loss on all of these leased vessels, calculated as the difference between the discounted value of the expected cash flows from the vessels as at December 31, 2017 and the carrying value of the vessels under capital lease at that time.

In February 2018, the Company agreed with Ship Finance to terminate the long-term charter for the 1998-built VLCC Front Circassia upon the sale and delivery of the vessel by Ship Finance to an unrelated third party. The charter with Ship Finance terminated in February and the charter counter party Frontline Shipping Limited (FSL), a non recourse subsidiary of Frontline, has agreed to make a compensation payment of approximately $8.9 million for the termination of the charter to Ship Finance, which has been recorded as an interest-bearing note payable by FSL. The note is due for repayment in 2021 and carries interest of 7.5% per annum. The termination reduced obligations under capital leases by approximately $20.6 million. The Company recorded a loss on termination, including this termination payment, of $5.8 million in the year ended December 31, 2018.

In July 2018, the Company agreed with Ship Finance to terminate the long-term charter for the VLCCs Front Page, Front Stratus and Front Serenade upon the sale and delivery of the vessels by Ship Finance to an unrelated third party. The charters with Ship Finance terminated in July, August and September, 2018 respectively and Frontline has agreed to make a compensation payment of approximately $10.125 million for the termination of the three charters to Ship Finance, which has been recorded as interest-bearing notes payable by Frontline. The notes are to be repaid using the same repayment profile as the original leases and carry an interest of 7.5% per annum. The notes will be fully repaid in 2025, 2025 and 2024 respectively. These terminations have reduced obligations under capital leases by approximately $92.1 million. The Company recorded a gain on termination, including the termination payment, of $7.2 million in the year ended December 31, 2018.

In October 2018, the Company agreed with Ship Finance to terminate the long term charter for the 2001-built VLCC, Front Ariake, upon the sale and delivery of the vessel by Ship Finance to an unrelated third party. The charter terminated in October and Frontline has agreed to a total compensation payment to Ship Finance of $3.375 million for the termination of the charter, which has been recorded as an interest bearing note payable by Frontline. The note carries interest of 7.5% per annum and will be fully repaid in 2023. In December 2018, the Company agreed with Ship Finance to terminate the long term charter for the 2002-built VLCC, Front Falcon, upon the sale and delivery of the vessel by Ship Finance to an unrelated third party. The charter terminated in December. No compensation is payable on termination of the charter. These terminations have reduced obligations under capital leases by approximately $55.2 million. The Company recorded a gain on termination, including the termination payment, of $8.9 million in the period.

As of December 31, 2018, the Company held three vessels under capital leases (2017: nine vessels), all of which are leased from Ship Finance. The remaining periods on these leases at December 31, 2018 range from 6 to 8 years. The Company recognized capital lease interest expense in 2018 $16.4 million (2017: $26.0 million). None of these vessels have been subleased under noncancelable operating leases.